POWER OF ATTORNEY





        The undersigned, hereby constitutes and appoints Steven Howard, Scott MacLeod, Paul J. Jasinski and George M. Boyd, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form
N-1A of BJB INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.



        WITNESS my hand on the date set forth below.





Signature                       Title                           Date






/s/ David E. Bodner
___________________             President                      12/26/95
David E. Bodner                 (Chief Executive Officer)




                               POWER OF ATTORNEY




        The undersigned, hereby constitutes and appoints Steven Howard, Scott MacLeod, Paul J. Jasinski and George M. Boyd, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of BJB INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.



        WITNESS my hand on the date set forth below.






Signature                       Title                           Date





/s/ Bernard Spilko
___________________             Chief Financial Officer        12/26/95
Bernard Spilko





                               POWER OF ATTORNEY





        The undersigned, hereby constitutes and appoints Steven Howard, Scott MacLeod, Paul J. Jasinski and George M. Boyd, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form
N-1A of BJB INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.



        WITNESS my hand on the date set forth below.




Signature                       Title                           Date




/s/ Robert S. Matthews
___________________             Trustee                        12/26/95
Robert S. Matthews




                               POWER OF ATTORNEY




        The undersigned, hereby constitutes and appoints Steven Howard, Scott MacLeod, Paul J. Jasinski and George M. Boyd, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form
N-1A of BJB INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.



        WITNESS my hand on the date set forth below.




Signature                       Title                           Date





/s/ Gerard J.M. Vlak
___________________             Trustee                          12/26/95
Gerard J.M. Vlak


                               POWER OF ATTORNEY




        The undersigned, hereby constitutes and appoints Steven Howard, Scott MacLeod, Paul J. Jasinski and George M. Boyd, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form
N-1A of BJB INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.



        WITNESS my hand on the date set forth below.




Signature                       Title                           Date




/s/ Peter Wolfram
___________________             Trustee                      12/26/95
Peter Wolfram



                               POWER OF ATTORNEY




        The undersigned, hereby constitutes and appoints Steven Howard, Scott MacLeod, Paul J. Jasinski and George M. Boyd, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of BJB INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.



        WITNESS my hand on the date set forth below.




Signature                       Title                           Date



/s/ Harvey B. Kaplan
____________________            Trustee                         12/26/95
Harvey B. Kaplan